Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 29, 2009, is entered into among (1) PHYSICIANS FORMULA, INC., a New York corporation (the “Borrower”), (2) the several banks and other lenders from time to time parties to this Amendment (the “Lenders”) and (3) UNION BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A.           The Borrower, the Lenders and the Agent have entered into that certain Credit Agreement dated as of November 14, 2006, as amended by that certain First Amendment to Credit Agreement dated as of July 8, 2008, that certain Second Amendment to Credit Agreement dated as of September 9, 2008, that certain Third Amendment to Credit Agreement dated as of December 5, 2008 and that certain Fourth Amendment to Credit Agreement dated as of March 30, 2009 (as so amended, the “Credit Agreement”).  Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Credit Agreement.

B.           Pursuant to the Credit Agreement, the Lenders have made available to the Borrower a revolving loan facility in the aggregate maximum principal amount of $25,000,000.

C.           The Borrower has requested that the Agent make certain modifications to the Credit Agreement and the Agent has agreed, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows, effective as of the Fifth Amendment Effective Date:

(a)   The following new definitions are added to Section 1.1 of the Credit Agreement, in each case in appropriate alphabetical order:

““Fifth Amendment”: the Fifth Amendment to Credit Agreement dated as of July 29, 2009 among the Borrower, the Lenders and the Agent.”

““Fifth Amendment Effective Date”: the date on which the Fifth Amendment becomes effective in accordance with its terms.”

(b)   In clause (j) of the definition of “Eligible Account” contained in Section 1.1 of the Credit Agreement, the reference to “25%” is changed to “35%”.

(c)   In Section 2.1(a) of the Credit Agreement, the third paragraph is deleted.

(d)   A new section 2.18 is added to the end of Section 2 of the Credit Agreement as follows:

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“2.18           Amendment Fee.  The Borrower agrees to pay to the Agent, for the account of the Agent on the Fifth Amendment Effective Date, an amendment fee in the amount of $50,000 for the Agent’s execution of the Fifth Amendment.  Such fee shall be deemed fully earned by the Agent on such date, notwithstanding any subsequent early termination of the Revolving Loan Commitment or the acceleration of the Obligations.  At the request of the Borrower, the Agent will credit such fee towards the costs of the Borrower in retaining the management consultant referred to in Section 5.16.”

(e)   A new Section 5.16 is added to the end of Section 5 of the Credit Agreement as follows:

“5.16           Management Consultant.  The Borrower shall, on or before July 31, 2009, hire a management consultant mutually acceptable to the Agent and the Borrower to advise the Borrower on such matters regarding the company’s financial performance as the Agent shall request, including an assessment of the Borrower’s business plan, cost structure and liquidity.”

(f)   Section 7(c) of the Credit Agreement is hereby amended in its entirety as follows:

“(c)           The Borrower shall default in the observance or performance of any agreement contained in Section 5.2(e), 5.4, 5.5, 5.6, 5.7, 5.13, 5.14, 5.15 or 5.16, or any provision of Section 6; or”

(g)   The Revolving Loan Commitment amount of Union Bank, N.A. listed on the signature pages to the Credit Agreement is hereby decreased to “$20,000,000”.

SECTION 2. Waiver.  The Agent is in receipt of the Borrower’s Borrowing Base Certificate for the month ended May 30, 2009.  Such Borrowing Base Certificate revealed an overadvance of $1,754,000.  Section 2.5(a) of the Credit Agreement required the Borrower to repay such overadvance within five Business Days thereof.  The Borrower has not repaid such overadvance, resulting in an Event of Default.  The Borrower has requested that the Lenders and the Agent waive such Event of Default.  The Lenders and the Agent hereby waive the foregoing Event of Default subject to the terms and conditions set forth herein.

The foregoing waiver is given in this instance only.  The foregoing waiver shall not be construed as a waiver of or consent to any violation of, or deviation from, any other term or condition of the Credit Agreement or any other Loan Document, nor shall such waiver be construed to evidence the willingness of the Agent or the Lenders to give any other or additional waiver, whether in similar or different circumstances.

SECTION 3. Conditions Precedent.  This Amendment shall become effective as of the date first set forth above upon receipt by the Agent of the following, in each case in form and substance satisfactory to the Agent:

(a)   this Amendment, duly executed by the Borrower and the Lenders;

(b)   a consent to this Amendment, substantially in the form of Exhibit A hereto;

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(c) receipt by the Agent of an incumbency certificate of the Borrower dated the Fifth Amendment Effective Date, executed by an appropriate officer thereof;

(d) receipt by the Agent of an amendment fee in the amount of $50,000, in immediately available funds;

(e) payment of all outstanding fees, costs and expenses of the Agent and the Lenders; and

(f) such other approvals, opinions, evidence and documents as any Lender, through the Agent, may reasonably request; and the Agent’s reasonable satisfaction as to all legal matters incident to this Amendment.

SECTION 4. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, each of which is hereby reaffirmed.

SECTION 5. Representations and Warranties.  The Borrower represents and warrants, for the benefit of the Lenders and the Agent, as follows:  (i) it has all requisite power and authority under applicable law and under its Organic Documents to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby; (ii) all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for it to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby, have been taken and/or received; (iii) this Amendment, and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of it enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; (iv) the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement, as amended hereby, will not (a) violate or contravene any Requirement of Law, (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which it or any of its property may be bound or (c) result in or require the creation of any Lien upon or with respect to any of its properties, whether such properties are now owned or hereafter

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acquired, except such as are permitted under the Credit Agreement; (v) the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case, such representations and warranties were true, correct and complete on and as of such earlier date; (vi) except as set forth in Section 2 herein, no Default has occurred and is continuing and (vii) neither the Borrower nor any Subsidiary owns any equipment that are fixtures with a book value in excess of $300,000.

SECTION 6. Execution in Counterparts.

  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law.

  This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of California (without reference to its choice of law rules).

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PHYSICIANS FORMULA, INC., a New York corporation

By:	/s/ Jeff Rogers
Name:	Jeff P. Rogers
Title:	President

UNION BANK, N.A., as Agent and as sole Lender

By:	/s/ T. Kevin Powells
Name:	T. Kevin Powells
Title:	Vice President

S-1
Fifth Amendment to Credit Agreement

EXHIBIT A

GUARANTORS’ CONSENT

Each of the undersigned is a “Guarantor” under that certain Pledgor Guarantee dated as of November 14, 2006 or that certain Subsidiary Guarantee dated as of November 14, 2006 (each a “Guarantee”) made by the undersigned in favor of Union Bank, N.A., as administrative agent (the “Agent”) for the lenders from time to time party to that certain Credit Agreement dated as of November 14, 2006 among PHYSICIANS FORMULA, INC., a New York corporation (the “Borrower”), such lenders and the Agent, as amended by that certain First Amendment to Credit Agreement dated as of July 8, 2008, by that certain Second Amendment to Credit Agreement dated as of September 9, 2008, by that certain Third Amendment to Credit Agreement dated as of December 5, 2008 and by that certain Fourth Amendment to Credit Agreement dated as of March 30, 2009 (as so amended, the “Credit Agreement”).

In connection herewith, the Credit Agreement is being amended by that certain Fifth Amendment to Credit Agreement dated as of even date herewith (the “Amendment”).  Each Guarantor hereby acknowledges that it has received a copy of the Amendment.  Each Guarantor hereby consents to the Amendment, and hereby confirms and agrees that the Guarantee to which it is a party is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Amendment, each reference in such Guarantee to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

Dated:  July 29, 2009

PHYSICIANS FORMULA HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Jeff Rogers
Name:	Jeff Rogers
Title:	President

PHYSICIANS FORMULA COSMETICS, INC.,
a Delaware corporation

By:	/s/ Jeff Rogers
Name:	Jeff Rogers
Title:	President

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PHYSICIANS FORMULA DRTV, LLC,
a Delaware limited liability company

By:	/s/ Jeff Rogers
Name:	Jeff Rogers
Title:	President

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